                             A N N U A L  R E P O R T

                          1ST SOURCE MONOGRAM FUNDS(SM)

                                  ANNUAL REPORT

                                 MARCH 31, 2003

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS

ANNUAL REPORT--MARCH 31, 2003

Letter from the Investment Advisor................................             1
Income Equity Fund................................................             3
Diversified Equity Fund...........................................            11
Special Equity Fund...............................................            19
Income Fund.......................................................            27
Notes to Financial Statements.....................................            34
Independent Auditors' Report......................................            38
Trustees..........................................................            39

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the 12-month period ended March 31, 2003. The economy and stock market struggled during the period, while fixed-income securities posted solid gains. Stocks and the economy were buffeted by a number of negative factors, including the run-up to war with Iraq, tensions with North Korea, corporate accounting scandals, rising energy prices, increasing unemployment, weak corporate spending and high federal and state budget deficits.

The economy was held back by weak corporate spending. Corporate officers postponed major investments in equipment, inventory and personnel due to the uncertainty of the economic outlook, which was clouded by the prospect for war with Iraq. Consumer spending was solid during most of the period. Consumers' finances were bolstered by low interest rates, which allowed them to refinance mortgages and free up cash. Consumer spending weakened near the end of the period, however, possibly due to rising unemployment levels. The Federal Reserve Board (the "Fed") lowered short-term interest rates in November, from 1.75% to 1.25%, in an attempt to shore up the fragile economy. That reduction appeared to have little effect, however.

Stocks performed very poorly during the first part of the period, as the economy showed signs of weakness. Tensions with Iraq clouded the outlook for the economy and stocks, adding to investor uncertainty. Accounting scandals at companies such as Enron and WorldCom also contributed to the stock-market decline, as many investors questioned the reliability of corporate financial reports.

The stock market surged in October and November, but the rally was led by speculative stocks and did not represent a fundamentally solid recovery. Moreover, the Fed's November interest-rate cut did not significantly enhance the outlook for stocks. After a small decline in short-term interest rates during the past few years, many investors seem to have realized the limits of monetary policy in stimulating the economy. Corporate profits improved during the period, but most of the gains resulted from cost reductions rather than revenue growth. Stocks declined during the first calendar quarter amid a great deal of volatility, as nervous investors speculated about prospects for an Iraq war and the outlook for the economy.

Fixed-income securities performed well amid significant volatility, as nervous investors fled stocks in favor of the greater stability offered by bonds. Bonds also got a boost from the Fed's November interest-rate cut.

MORTGAGE REFINANCING BOOSTED CONSUMER STOCKS

Shares of consumer-oriented firms led the market, as consumer spending benefited from mortgage refinancing. The health-care sector performed relatively well, due to its ability to provide growth despite the struggling economy. Financial services stocks outpaced the overall market, as mortgage refinancing and other consumer lending helped solidify those firms' earnings.

Shares of technology and telecommunications companies continued to suffer from low capital spending and excess capacity. Such stocks surged in the fall of 2002 on hopes for an economic rebound, but subsequently slid due to the cloudy outlook for the economy and corporate investment. Rising energy prices and stagnant revenue growth hurt industrial and manufacturing stocks, many of which reduced their dividends during the period. Stocks issued by firms with high debt levels suffered, regardless of their sector, as corporate accounting scandals caused investors to steer clear of debt-laden companies. Such firms suffered from credit downgrades in the face of a weak economic outlook.

In the fixed-income market, corporate issues during the first half of the period fared poorly as investors worried about corporate reporting practices and the direction of the economy. However, investors became less risk-averse late in the period, as the stock market stabilized and corporate credit ratings solidified. That trend led to strong gains by corporate bonds, including lower-rated issues. Those late gains made corporate securities the best-performing asset class during the period, and reduced the spread between corporate and Treasury issues.

Mortgage-backed securities fared poorly during the period as low mortgage rates increased prepayment risk.

THE CURRENT OUTLOOK

We believe that the economy and stock market may continue to suffer from the aftermath of the 18-year bull market that ended in 2000. The strong gains during that time led companies to take on too much debt, while at times employing overly-aggressive accounting procedures. The highly competitive global marketplace makes it difficult for companies to raise prices, causing slow revenue growth and making it hard to pay off those debts. Meanwhile, consumers are weakened by rising unemployment, and are not likely to benefit much further from refinancing mortgages. Those factors could serve to mute any economic recovery.

That said, we believe that an improvement in investors' psychology could lead to stock-market gains. Factors such as war and corporate malfeasance have caused investors to seek safety in bonds. A change in investors' outlook toward stocks could lead them to shift cash from bonds and money market funds into the equity markets.

Moreover, the outlook for long-term investors remains strong. History shows that stocks have provided the most attractive returns over time, and that trend could continue despite short-term interruptions. It is not surprising that the longest bull market in history would be followed by an unusually severe bear market--therefore, the longer the bear market continues, the closer it comes to its conclusion.

We believe the Fed will maintain a neutral monetary policy in the immediate future, and eventually raise short-term interest rates. Such an environment could lead to higher yields, which may hurt bond prices. Bonds could suffer from a rally in the equity markets, which may lead investors to pull money out of fixed-income securities in favor of stocks. We believe corporate bonds; agency bonds and asset-backed securities could outperform Treasury issues in that environment.

DIVERSIFICATION BENEFITS*

The difficult, volatile environment of the previous year underscores the importance of maintaining a well-diversified portfolio--one made up of funds that invest in stocks and bonds. Such a strategy could help stabilize the Fund and has the potential to provide current income while maintaining the possibility of long-term gains.

The following pages feature discussions by your Fund managers about the economic and market conditions that informed their investment decisions during the past year, as well as their outlooks for the Monogram Funds going forward. You will also find detailed financial information and a schedule of investments for each Fund. We encourage you to read this material carefully.

Thank you for your continued confidence in the Monogram Funds. We look forward to providing you with investment management services in the months and years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

Sincerely,

Ralph C. Shive, CFA
Jason Cooper
Paul W. Gifford, CFA
Kevin A. Carey

* Diversification does not guarantee a profit or protect against a loss.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE 12 MONTHS ENDED MARCH 31, 2003?

A. The Fund's total return was -20.66%. That compared to a -22.79% return for the Russell 1000 Value Index, and a -22.91% return for the Lipper Equity Income Funds Index.

Q. WHAT WERE CONDITIONS LIKE IN THE ECONOMY DURING THE PERIOD, AND HOW DID THAT ENVIRONMENT INFLUENCE THE VALUE OF STOCKS IN WHICH THIS FUND INVESTS?

A. A number of negative factors weighed on the economy and the stocks in which this Fund invests. The economic outlook was clouded by the potential for war with Iraq and rising energy prices. Corporations as a result delayed investments in equipment and personnel. Companies were held back by the high debt levels they built up during the economic expansion in the 1990s. The resulting lack of corporate spending caused unemployment to rise and hurt companies that provide equipment and services to Businesses. Consumer spending was solid, as low mortgage rates allowed homeowners to refinance mortgages to free up cash.

Q.   HOW DID THAT ENVIRONMENT AFFECT THE FUND'S HOLDINGS?

A. Some sectors held up relatively well in that difficult environment. The Fund's media holdings, such as Tribune Company and A.H. Belo, benefited from improving advertising rates. The Fund's health-care and energy stocks performed solidly. Health-care stocks benefited from relatively reliable earnings, while shares of energy firms were bolstered by rising energy prices.*

     The Fund's investments in shares of utilities firms hurt performance. Many of those firms have relatively high debt levels. The shaky economy has led to some credit downgrades--which make debt more expensive--and has slowed revenue growth, which high-debt firms need to pay off their obligations. The utilities sector also suffers from overcapacity. Several utilities firms reduced their dividend payouts during the period. The Fund's holdings in cyclical industries such as paper, chemical and automobiles also suffered. The weak economy finally caught up with those sectors, which prior to the period had held up fairly well despite the economic slump.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET DURING THE NEXT SEVERAL MONTHS?

A. We believe the economy eventually will rebound, but we think the recovery will be muted by high debt levels and slow revenue growth. Consumer spending may lose strength going forward. Much of the recent consumer spending has resulted from mortgage refinancing, and that refinancing activity is likely to subside.

     That said, an improvement in investor sentiment could lead to gains in the stock market. Investors have moved a great deal of money into bonds and money market funds during the past three years. That money could come back into the equity markets if investors feel more confident in corporate financial reporting or if the uncertainty currently plaguing the economy subsides. We believe the stock market may continue to be volatile during the coming months, as investors weigh the importance of economic data and events in Iraq and elsewhere. We will continue to seek undervalued shares of high-quality firms, and will strive to maintain a dividend yield significantly higher than that of the overall market.

1ST SOURCE MONOGRAM FUNDS

                               INCOME EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

             Lipper Equity Income Funds Index      Russell 1000 Value Index    Income Equity Fund
Mar-93                    10000                             10000                    10000
Mar-94                    10376                             10391                    11433
Mar-95                    11452                             11561                    11875
Mar-96                    14424                             15432                    14649
Mar-97                    16585                             18222                    16809
Mar-98                    22839                             26817                    23042
Mar-99                    23203                             28169                    22624
Mar-00                    23957                             29954                    25191
Mar-01                    24371                             30034                    28089
Mar-02                    25324                             31351                    31452
Mar-03                    19523                             24206                    24954

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/03

                                  1 YEAR       5 YEAR      10 YEAR
------------------------------------------------------------------
INCOME EQUITY FUND                -20.66%       1.61%       9.58%
----------------------------------------------------------------
RUSSELL 1000
  VALUE INDEX                     -22.79%      -2.03%       9.24%
----------------------------------------------------------------
LIPPER EQUITY INCOME
  FUNDS INDEX                     -22.91%      -3.09%       6.92%
----------------------------------------------------------------

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/93 to 3/03, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund's performance is measured against the Russell 1000 Value Index, an unmanaged index that tracks the performance of 1000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Independent Accountants Report.

*The composition of the Fund's portfolio is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2003

COMMON STOCKS-82.6%

        SECURITY DESCRIPTION                               SHARES     VALUE ($)
        --------------------                               ------     ---------
BASIC MATERIALS - 14.0%
Allegheny Technologies, Inc. .......................       100,000       290,000
Carpenter Technology Corp. .........................        45,000       456,750
Dow Chemical Co. ...................................        31,000       855,910
NL Industries, Inc. ................................        28,900       465,290
Olin Corp. .........................................        45,000       817,650
Plum Creek Timber Co, Inc. .........................        20,000       431,800
PolyOne Corp. ......................................        90,000       351,000
Potash Corp.of
  Saskatchewan, Inc. ...............................        14,000       865,200
Schulman, Inc. .....................................        30,000       435,900
RPM, Inc. ..........................................        60,000       630,000
Sherwin-Williams Co. ...............................        40,000     1,057,200
Temple-Inland, Inc. ................................        18,000       673,200
                                                                      ----------
                                                                       7,329,900
                                                                      ----------
COMMUNICATIONS - 6.0%
Andrew Corp. (b) ...................................        49,000       269,500
Belo Corp., Series A................................        42,000       850,920
Harris Corp. .......................................        35,000       971,950
Tribune Co. ........................................        23,000     1,035,230
                                                                      ----------
                                                                       3,127,600
                                                                      ----------
CONSUMER CYCLICAL - 5.7%
Brown Shoe Company, Inc. ...........................        27,600       747,132
Goodyear Tire & Rubber Co. .........................        47,000       242,990
Grainger (W.W.), Inc. ..............................        25,000     1,072,500
Longs Drug Stores Corp. ............................        40,000       600,000
Sabre Holdings Corp. (b) ...........................        20,000       318,200
                                                                      ----------
                                                                       2,980,822
                                                                      ----------
CONSUMER NON-CYCLICAL - 7.1%
Archer-Daniels-Midland Co. .........................        75,000       810,000
Avon Products, Inc. ................................        15,000       855,750
H.J. Heinz Co. .....................................        27,000       788,400
McKesson Corp. .....................................        30,000       747,900
Supervalu, Inc. ....................................        33,000       511,500
                                                                      ----------
                                                                       3,713,550
                                                                      ----------
ENERGY - 9.8%
Anadarko Petroleum Corp. ...........................        10,000       455,000
ConocoPhillips .....................................        10,000       536,000
EL Paso Corp. ......................................        25,000       151,250
GlobalSantaFe Corp. ................................        38,000       784,700
Halliburton Co. ....................................        43,000       891,390
Marathon Oil Corp. .................................        45,000     1,078,650
Unocal Corp. .......................................        30,000       789,300
Williams Cos., Inc. ................................        95,000       435,100
                                                                      ----------
                                                                       5,121,390
                                                                      ----------
FINANCIAL - 7.2%
Hospitality Properties Trust .......................        24,100       736,255
Keycorp ............................................        18,000       406,080
Lincoln National Corp. .............................        10,000       280,000
Old National Bancorp ...............................        27,535       589,249
St. Paul Cos. ......................................        12,000       381,600
Thornburg Mortgage, Inc. ...........................        41,300       852,019
Waddell & Reed Financial, Inc. .....................        30,000       527,100
                                                                      ----------
                                                                       3,772,303
                                                                      ----------
HEALTH CARE - 6.7%
Abbott Laboratories ................................        21,000       789,810
Bausch & Lomb Inc. .................................        10,000       328,900
Biomet, Inc. .......................................        19,500       597,675
Bristol-Myers Squibb Co. ...........................        24,000       507,120
Merck & Co., Inc. ..................................        15,000       821,700
Sunrise Assisted Living, Inc. (b) ..................        20,000       480,000
                                                                      ----------
                                                                       3,525,205
                                                                      ----------
INDUSTRIALS - 17.0%
Avnet, Inc. (b) ....................................        48,000       503,040
Emerson Electric Co. ...............................        14,000       634,900
Esterline Technologies Corp. (b) ...................        24,000       405,840
Gencorp, Inc. ......................................        71,200       445,000
Honeywell International, Inc. ......................        30,000       640,800
Masco Corp. ........................................        12,000       223,440
Monsanto Co. .......................................        35,000       574,000
Pall Corp. .........................................        40,000       800,000
Parker-Hannifin Corp. ..............................        24,000       929,760
Raytheon Co. .......................................        30,000       851,100
Regal-Beloit Corp. .................................        17,100       261,801
Ryder System, Inc. .................................        29,000       594,790
Sonoco Products Co. ................................        40,000       837,200
Stewart & Stevenson Services, Inc. .................        53,000       577,700
Trinity Industries, Inc. ...........................        35,000       602,700
                                                                      ----------
                                                                       8,882,071
                                                                      ----------
TECHNOLOGY - 4.2%
Diebold, Inc. ......................................        25,000       848,500
Electronic Data Systems Corp. ......................        50,000       880,000
Hewlett-Packard Co. ................................        32,000       497,600
                                                                      ----------
                                                                       2,226,100
                                                                      ----------
UTILITIES - 4.9%
American Electric Power ............................        29,000       662,650
Centerpoint Energy, Inc. ...........................        80,000       564,000
NiSource, Inc. .....................................        45,000       819,000
Southwest Gas Corp. ................................        25,900       527,065
                                                                      ----------
                                                                       2,572,715
                                                                      ----------
TOTAL COMMON STOCKS ................................                  43,251,656
                                                                      ----------

PREFERRED STOCKS - 3.0%

        SECURITY DESCRIPTION                                SHARES     VALUE ($)
        --------------------                                ------     ---------
CONSUMER CYCLICALS - 1.0%
Ford Capital Trust II, 6.50% .......................        15,000       534,600
                                                                       ---------
ENERGY - 1.0%
El Paso Corp., 9.00% ...............................        21,000       550,200
                                                                       ---------

HEALTH CARE - 1.0%
Baxter International, Inc., 7.00% ..................        14,000       539,140
                                                                       ---------

TOTAL PREFERRED STOCKS .............................                   1,623,940
                                                                       ---------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2003

CONVERTIBLE BONDS - 2.6%

                                                          PRINCIPAL
SECURITY DESCRIPTION                                      AMOUNT ($)   VALUE ($)
--------------------                                      ----------   ---------
HEALTH CARE - 2.6%
Ivax Corp., 5.50%, 5/15/07...........................      900,000       857,250
Sunrise Assisted Living, Inc.,
  5.25%, 2/1/09......................................      500,000       488,125
                                                                       ---------
TOTAL CONVERTIBLE BONDS..............................                  1,345,375
                                                                       ---------

INVESTMENT COMPANIES - 12.3%

SECURITY DESCRIPTION                                       SHARES      VALUE ($)
--------------------                                     ---------    ----------
Fifth Third Prime
  Money Market Fund..................................    6,433,388     6,433,388
                                                                      ----------
TOTAL INVESTMENT COMPANIES ..........................                  6,433,388
                                                                      ----------

TOTAL INVESTMENTS - 100.5%
  (COST $57,163,722) (a) ............................                 52,654,359
                                                                      ==========

Percentages indicated are based on net assets of $52,402,992.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $18,935. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ................................    $  4,497,191
Unrealized depreciation ................................      (8,987,619)
                                                            ------------
Net unrealized depreciation ............................    $ (4,490,428)
                                                            ============

(b)  Represents non-income producing security.

                        See notes to financial statements

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2003

ASSETS:
Investments, at value (cost $57,163,722) .......................   $  52,654,359
Interest and dividends receivable...............................          79,811
Receivable for capital shares issued............................           1,964
Prepaid expenses ...............................................          11,042
                                                                   -------------
  TOTAL ASSETS..................................................      52,747,176

LIABILITIES:
Payable for investments
 purchased ........................................  $     288,400
Accrued expenses and other payables:
 Investment advisory ..............................         35,461
 Administration ...................................          1,162
 Other ............................................         19,161
                                                     -------------
  TOTAL LIABILITIES.............................................         344,184
                                                                   -------------

NET ASSETS .....................................................   $  52,402,992
                                                                   =============

COMPOSITION OF NET ASSETS:
Capital ........................................................   $  57,244,116
Undistributed net investment income ............................          18,936
Undistributed net realized losses
 from investment transactions ..................................        (350,697)
Unrealized depreciation
 from investment transactions ..................................      (4,509,363)
                                                                   -------------

NET ASSETS .....................................................   $  52,402,992
                                                                   =============

Shares Outstanding (par value $0.01,
 unlimited number of authorized shares) ........................       5,907,904
                                                                   =============

Net Asset Value and Redemption
 Price per share ...............................................   $        8.87
                                                                   =============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME:
Interest .......................................................   $     152,074
Dividend .......................................................       1,461,534
                                                                   -------------
  TOTAL INVESTMENT INCOME: .....................................       1,613,608

EXPENSES:
  Investment advisory ............................   $     425,111
  Administration .................................         106,279
  Distribution ...................................         132,847
  Accounting .....................................          22,451
  Custodian ......................................           5,848
  Transfer agent .................................          23,058
  Trustee ........................................           7,126
  Other...........................................          56,075
                                                     -------------
   Total expenses before
    fee reductions .............................................         778,795
   Distribution fees voluntarily
    reduced ....................................................        (132,847)
                                                                   -------------
   NET EXPENSES ................................................         645,948
                                                                   -------------
NET INVESTMENT INCOME ..........................................         967,660
                                                                   -------------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses from
 investment transactions........................................        (356,354)
Change in unrealized appreciation
 (depreciation) from investments ...............................     (13,333,146)
                                                                   -------------
Net realized/unrealized losses
 from investments ..............................................     (13,689,500)
                                                                   -------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS................................................   $ (12,721,840)
                                                                   =============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEARS ENDED
                                                                                       MARCH 31,
                                                                             ----------------------------
                                                                                 2003            2002
                                                                             ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income ...................................................   $    967,660    $    813,116
 Realized gains (losses) from investment transactions ....................       (356,354)      1,458,294
 Change in unrealized appreciation (depreciation) from investments........    (13,333,146)      3,780,668
                                                                             ------------    ------------

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    (12,721,840)      6,052,078
                                                                             ------------    ------------

DISTRIBUTIONS:
 From net investment income ..............................................       (965,688)       (804,105)
 From net realized gains .................................................       (473,517)     (2,167,437)
                                                                             ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ......................     (1,439,205)     (2,971,542)
                                                                             ------------    ------------

CAPITAL TRANSACTIONS:
 Proceeds from shares issued .............................................     22,935,710      18,458,685
 Dividends reinvested ....................................................      1,325,327       2,756,988
 Cost of shares redeemed .................................................    (14,677,688)    (14,419,751)
                                                                             ------------    ------------

CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................      9,583,349       6,795,922
                                                                             ------------    ------------

CHANGE IN NET ASSETS .....................................................     (4,577,696)      9,876,458

NET ASSETS:
 Beginning of period .....................................................     56,980,688      47,104,230
                                                                             ------------    ------------
 End of period ...........................................................   $ 52,402,992    $ 56,980,688
                                                                             ============    ============

SHARE TRANSACTIONS:
 Issued ..................................................................      2,315,014       1,667,828
 Reinvested ..............................................................        137,900         257,020
 Redeemed ................................................................     (1,505,994)     (1,298,810)
                                                                             ------------    ------------
CHANGE IN SHARES .........................................................        946,920         626,038
                                                                             ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                          FOR THE
                                                                                                        NINE MONTHS        YEAR
                                                               FOR THE YEARS ENDED MARCH 31,               ENDED           ENDED
                                                     ------------------------------------------------     MARCH 31,       JUNE 30,
                                                        2003         2002        2001         2000        1999(a)           1998
                                                     ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .........       $   11.49    $   10.87    $   10.77    $   11.00    $   12.60       $   12.28
                                                     ---------    ---------    ---------    ---------    ---------       ---------
INVESTMENT ACTIVITIES:
  Net investment income ......................            0.18         0.17         0.17         0.25         0.20            0.27
  Net realized and unrealized gains
   (losses) from investments .................           (2.53)        1.07         1.03         0.94        (0.26)           1.79
                                                     ---------    ---------    ---------    ---------    ---------       ---------
  Total from investment activities............           (2.35)        1.24         1.20         1.19        (0.06)           2.06
                                                     ---------    ---------    ---------    ---------    ---------       ---------

DISTRIBUTIONS:
  Net investment income ......................           (0.18)       (0.17)       (0.19)       (0.26)       (0.20)          (0.27)
  Net realized gains .........................           (0.09)       (0.45)       (0.91)       (1.16)       (1.34)          (1.47)
                                                     ---------    ---------    ---------    ---------    ---------       ---------
Total Distributions ..........................           (0.27)       (0.62)       (1.10)       (1.42)       (1.54)          (1.74)
                                                     ---------    ---------    ---------    ---------    ---------       ---------

NET ASSET VALUE, END OF PERIOD................       $    8.87    $   11.49    $   10.87    $   10.77    $   11.00       $   12.60
                                                     =========    =========    =========    =========    =========       =========

TOTAL RETURN .................................          (20.66%)      11.97%       11.51%       11.35%        0.04%(b)       18.15%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).............       $  52,403    $  56,981    $  47,104    $  46,967    $  50,903       $  52,450
Ratio of expenses to average net assets.......            1.22%        1.20%        1.18%        1.18%        1.21%(c)        1.21%
Ratio of net investment income to
  average net assets .........................            1.82%        1.58%        1.64%        2.18%        2.29%(c)        2.16%
Ratio of expenses to average
  net assets (d) .............................            1.47%        1.45%        1.43%        1.43%        1.46%(c)        1.46%
Portfolio turnover ...........................              18%          32%          42%          47%          34%             70%

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b)  Not Annualized.

(c)  Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM DURING THE 12-MONTHS THROUGH MARCH 31,2003?

A. The Fund delivered a -24.41% total return. That compared to a -24.76% total return for the S&P 500, the Fund's benchmark.

Q. WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD?

A. The economy during the 12 months through March 31, 2003 was characterized by flagging consumer sentiment, flat GDP growth and rising unemployment levels. Most economic news was overshadowed later in the period as it became increasingly clear that the U.S. would invade Iraq.

     Stocks responded negatively during the period and traded on valuations and news headlines rather than economic fundamentals. Many investors during the period also pulled money out of the stock market, favoring the greater stability of bonds and money-market investments. There was relatively strong demand early in the period for attractively-valued shares of small- and mid-cap companies. Investors found growth stocks' high valuations unpalatable, especially as many growth companies offered weak earnings and revenue forecasts.

     Investors' preference for value-oriented shares of small- and mid-cap companies made such stocks more expensive by the middle of the period. Valuations came down considerably for large-cap growth stocks as investors avoided such shares. These attractive valuations and investors' perception that earnings would continue to stabilize combined to fuel a rally in large-cap growth stocks. That rally continued during the first quarter of 2003 as investors began to expect a swift resolution to the U.S. led invasion of Iraq.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT, AND HOW DID YOUR TACTICS INFLUENCE THE FUND'S PERFORMANCE?

A. The Fund was hurt by its growth-stock discipline early in the period, as value stocks performed relatively well. We maintained an underweight position in the utility sector during the period as weak industry pricing and cases of fraud have hurt such companies. We didn't find opportunities among energy stocks due to high oil prices and because we anticipate lower earnings for such firms. We also underweighted financial stocks, specifically shares of large banks that often issue fewer loans during a soft economy. Those strategies helped performance.*

     We reduced the Fund's exposure to mid- and small-cap growth stocks by the middle of the period in favor of large-cap growth stocks, which offered more attractive valuations. That benefited the Fund as large-cap stocks performed well later in the period. We found opportunities among shares of specialty health care firms, consumer companies and large-cap technology names.*

Q.   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET IN THE COMING
     MONTHS?

A. We believe stocks in the near term will continue to trade on news from Iraq. We expect a relatively weak economy, with higher unemployment, weak manufacturing production, low consumer confidence, and soft retail sales and consumer spending. Upon resolution of the conflict in Iraq, we anticipate the stock market's performance will be more closely tied to economic fundamentals, which probably won't be positive for stocks.

     We will position the portfolio among reasonably-valued shares of companies with strong balance sheets that have the ability to sustain long-term earnings growth rates. We expect to continue to find opportunities among shares of large-cap consumer, specialty health care and large-cap technology firms.

1ST SOURCE MONOGRAM FUNDS

                             DIVERSIFIED EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

               S&P 500 Stock Index     Diversified Equity Fund
Mar-93                10000                    10000
Mar-94                10146                    10274
Mar-95                11723                    11185
Mar-96                15483                    14316
Mar-97                18551                    15990
Mar-98                27449                    22711
Mar-99                32523                    23259
Mar-00                38355                    27818
Mar-01                30045                    20515
Mar-02                30119                    19235
Mar-03                22663                    14539

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/03

                                   1 YEAR    5 YEAR   10 YEAR
DIVERSIFIED EQUITY FUND            -24.41%   -8.53%    3.81%
-----------------------------------------------------------
S&P 500 STOCK INDEX                -24.76%   -3.76%    8.53%
-----------------------------------------------------------

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/93 to 3/03, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*The composition of the Fund's portfolio is subject to change.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS

DIVERSIFIED EQUITY FUND                                           MARCH 31, 2003

COMMON STOCKS-93.3%

    SECURITY DESCRIPTION                              SHARES       VALUE ($)
    --------------------                              ------      ----------
COMMUNICATIONS - 5.6%
Cisco Systems, Inc.(b) .........................      52,000        674,960
Comcast Corp.Spl A (b) .........................       8,000        219,920
McGraw-Hill Cos., Inc...........................       5,200        289,068
Schwab (Charles) Corp. .........................      25,000        180,500
Tellabs, Inc.(b) ...............................      15,000         86,850
VeriSign, Inc.(b) ..............................      25,000        218,500
                                                                  ---------
                                                                  1,669,798
                                                                  ---------

CONSUMER CYCLICAL - 14.9%
Brinker International, Inc.(b) .................      12,000        366,000
Darden Restaurants, Inc. .......................      12,000        214,200
Harley-Davidson, Inc. ..........................       8,300        329,593
Home Depot, Inc. ...............................      16,050        390,978
Kohl's Corp.(b) ................................      13,000        735,540
McDonald's Corp.................................      12,200        176,412
Starbucks Corp.(b) .............................      21,000        540,960
Wal-Mart Stores, Inc. ..........................      22,800      1,186,284
Walgreen Co. ...................................      10,000        294,800
Whirlpool Corp. ................................       5,000        245,150
                                                                  ---------
                                                                  4,479,917
                                                                  ---------

CONSUMER NON-CYCLICAL - 6.0%
General Mills, Inc. ............................       6,800        309,740
Pepsico Inc. ...................................      14,000        560,000
Procter & Gamble Co. ...........................       6,000        534,300
Smithfield Foods, Inc.(b) ......................      12,000        212,640
The Kroger Co.(b) ..............................      15,000        197,250
                                                                  ---------
                                                                  1,813,930
                                                                  ---------

ENERGY - 6.0%
BP Amoco PLC, ADR ..............................       7,000        270,130
Burlington Resources, Inc. .....................       8,000        381,680
Exxon Mobil Corp. ..............................      15,000        524,250
Transocean Sedco Forex, Inc. ...................      10,000        204,500
Valero Energy Corp. ............................      10,000        413,800
                                                                  ---------
                                                                  1,794,360
                                                                  ---------

FINANCIAL - 15.6%
American Express Co. ...........................       5,900        196,057
American International Group, Inc. .............       7,500        370,875
Bank of America Corp. ..........................       6,000        401,040
Citigroup, Inc. ................................       8,600        296,270
Everest Re Group Ltd ...........................       5,600        320,376
Fannie Mae .....................................       7,800        509,730
Fifth Third Bancorp ............................      10,000        501,400
FirstMerit Corp. ...............................      10,000        184,400
Hartford Financial Services Group ..............       5,200        183,508
J.P. Morgan Chase & Co. ........................      16,000        379,360
MetLife, Inc. ..................................      11,700        308,646
PNC Financial Services Group ...................       6,000        254,280
Sovereign Bancorp, Inc. ........................      12,500        173,125
Wells Fargo & Co. ..............................      13,400        602,866
                                                                  ---------
                                                                  4,681,933
                                                                  ---------

HEALTH CARE - 22.5%
Amgen, Inc.(b) .................................       5,000        287,750
Baxter International, Inc. .....................      12,000        223,680
Boston Scientific Corp.(b) .....................       6,000        244,560
Dentsply International..........................      11,750        408,783
Eli Lilly & Co. ................................       8,000        457,200
Hillenbrand Industries, Inc. ...................       8,000        407,840
Johnson & Johnson ..............................      24,000      1,388,879
King Pharmaceuticals, Inc.(b) ..................      30,000        357,900
Medtronic, Inc. ................................      10,000        451,200
Pfizer, Inc. ...................................      25,000        779,000
St.Jude Medical, Inc.(b) .......................       6,000        292,500
Stryker Corp. ..................................       4,500        308,925
Tenet Healthcare Corp.(b) ......................      15,000        250,500
Universal Health Services, Inc.(b) .............       8,000        326,160
Zimmer Holdings, Inc.(b) .......................      12,000        583,560
                                                                  ---------
                                                                  6,768,437
                                                                  ---------

INDUSTRIALS - 11.3%
American Power Conversion Corp.(b) .............      20,000        284,800
Emerson Electric Co. ...........................      10,000        453,500
FedEx Corp. ....................................       5,000        275,350
General Dynamics Corp. .........................       6,000        330,420
General Electric Co.............................      44,000      1,122,000
Honeywell International, Inc. ..................      15,000        320,400
Sonoco Products Co. ............................       8,000        167,440
United Parcel
 Service, Inc., Class B ........................       3,300        188,100
United Technologies Corp. ......................       4,400        254,232
                                                                  ---------
                                                                  3,396,242
                                                                  ---------

TECHNOLOGY - 10.8%
Automatic Data Processing, Inc. ................       6,000        184,740
Dell Computer Corp.(b) .........................      10,000        273,100
Intel Corp. ....................................      42,000        683,760
International Rectifier Corp.(b) ...............       6,000        118,020
Microsoft Corp. ................................      60,000      1,452,600
Oracle Corp.(b) ................................      33,750        366,154
Texas Instruments, Inc. ........................      10,000        163,700
                                                                  ---------
                                                                  3,242,074
                                                                  ---------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS

DIVERSIFIED EQUITY FUND                                           MARCH 31, 2003

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                                  SHARES      VALUE ($)
--------------------                                  ------     ----------
UTILITIES - 0.6%
Duke Energy Corp. ..............................      13,000        189,020
                                                                 ----------
TOTAL COMMON STOCKS.............................                 28,035,711
                                                                 ----------

INVESTMENT COMPANIES 5.4%

Fifth Third Prime
  Money Market Fund.............................   1,628,745      1,628,745
                                                                  ---------
TOTAL INVESTMENT COMPANIES......................                  1,628,745
                                                                  ---------

CORPORATE BONDS - 0.5%

                                                    PRINCIPAL
    SECURITY DESCRIPTION                            AMOUNT ($)     VALUE ($)
    --------------------                            ----------     ---------
OIL REFINING & MARKETING - 0.5%
Texaco Capital, 6.19%, 7/9/03...................     150,000        151,931
                                                                    -------
TOTAL CORPORATE BONDS...........................                    151,931
                                                                    -------

ASSET BACKED SECURITIES - 0.4%

FINANCIAL - 0.4%
Chase Credit Account
  Master Trust, 6.00%, 8/15/05..................     125,000        125,223
                                                               ------------
TOTAL ASSET BACKED SECURITIES...................                    125,223
                                                               ------------
TOTAL INVESTMENTS
  (COST $33,257,871) (a) - 99.6% ...............               $ 29,941,610
                                                               ============

Percentages indicated are based on net assets of $30,055,640.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $17,566. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities of securities as follows:

Unrealized appreciation.........................                $ 1,725,991
Unrealized depreciation.........................                 (5,059,818)
                                                               ------------
Net unrealized depreciation ....................               ($ 3,333,827)
                                                               ============

(b)  Represents non-income producing security.
ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2003

ASSETS:
Investments, at value
 (cost $33,257,871) ..................................         $ 29,941,610
Cash .................................................                    1
Interest and dividends receivable.....................               22,708
Receivable for investments sold.......................              129,513
                                                               ------------
  TOTAL ASSETS .......................................           30,093,832

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory .........................    $     25,490
  Administration ..............................             668
  Other .......................................          12,034
                                                   ------------
  TOTAL LIABILITIES ..................................               38,192
                                                               ------------

NET ASSETS ...........................................         $ 30,055,640
                                                               ============

COMPOSITION OF NET ASSETS:
Capital ..............................................         $ 45,085,439
Undistributed net realized losses
 from investment transactions ........................          (11,713,538)
Unrealized depreciation
 from investments ....................................           (3,316,261)
                                                               ------------

NET ASSETS ...........................................         $ 30,055,640
                                                               ============

Shares Outstanding (par value $0.01,
 unlimited number of authorized shares) ..............            5,514,811
                                                               ============

Net Asset Value and Redemption
 Price per share .....................................         $       5.45
                                                               ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME:
Interest .............................................         $     34,746
Dividend .............................................              349,308
                                                               ------------
  TOTAL INVESTMENT INCOME: ...........................              384,054

EXPENSES:
 Investment advisory ..........................    $    323,340
 Administration ...............................          65,322
 Distribution .................................          81,651
 Accounting ...................................          15,494
 Custodian ....................................           5,886
 Transfer agent ...............................          11,568
 Trustee ......................................           4,311
 Other.........................................          21,441
                                                   ------------
  Total expenses before fee reductions ...............              529,013
  Distribution fees voluntarily reduced ..............              (81,651)
                                                               ------------
 NET EXPENSES ........................................              447,362
                                                               ------------
NET INVESTMENT LOSS ..................................              (63,308)
                                                               ------------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses from investment transactions..........           (4,717,390)
Change in unrealized appreciation
(depreciation) from investments.......................           (5,018,112)
                                                               ------------
Net realized/unrealized losses
 from investments ....................................           (9,735,502)
                                                               ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................         $ (9,798,810)
                                                               ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEARS ENDED
                                                                                           MARCH 31,
                                                                                -----------------------------
                                                                                    2003            2002
                                                                                ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS: .............................................................
 Net investment loss ....................................................       $    (63,308)   $    (72,718)
 Realized losses from investment transactions ...........................         (4,717,390)     (4,415,294)
 Change in unrealized appreciation (depreciation) from investments.......         (5,018,112)      1,747,549
                                                                                ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..........................         (9,798,810)     (2,740,463)
                                                                                ------------    ------------

CAPITAL TRANSACTIONS: ...................................................
 Proceeds from shares issued ............................................         16,275,853      15,551,401
 Cost of shares redeemed ................................................        (17,187,163)    (17,957,499)
                                                                                ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....................           (911,310)     (2,406,098)
                                                                                ------------    ------------

CHANGE IN NET ASSETS ....................................................        (10,710,120)     (5,146,561)

NET ASSETS: .............................................................
 Beginning of period ....................................................         40,765,760      45,912,321
                                                                                ------------    ------------
 End of period ..........................................................       $ 30,055,640    $ 40,765,760
                                                                                ============    ============

SHARE TRANSACTIONS: .....................................................
 Issued .................................................................          2,730,051       2,129,397
 Redeemed ...............................................................         (2,868,044)     (2,445,114)
                                                                                ------------    ------------
CHANGE IN SHARES ........................................................           (137,993)       (315,717)
                                                                                ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                         FOR THE
                                                                                                       NINE MONTHS         YEAR
                                                           FOR THE YEARS ENDED MARCH 31,                  ENDED            ENDED
                                                   -----------------------------------------------       MARCH 31,       JUNE 30,
                                                     2003         2002          2001        2000          1999(a)          1998
                                                   --------     --------      --------    --------       --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $   7.21     $   7.69      $  11.32    $  11.26       $  13.31        $  11.80
                                                   --------     --------      --------    --------       --------        --------

INVESTMENT ACTIVITIES:
  Net investment loss                                 (0.01)       (0.01)        (0.02)      (0.03)         (0.02)          (0.02)
  Net realized and unrealized gains
   (losses) from investments..................        (1.75)       (0.47)        (2.82)       2.05          (0.11)           3.00
                                                   --------     --------      --------    --------       --------        --------
  Total from investment activities............        (1.76)       (0.48)        (2.84)       2.02          (0.13)           2.98
                                                   --------     --------      --------    --------       --------        --------

DISTRIBUTIONS
  Net realized gains                                      -            -         (0.79)      (1.96)         (1.92)          (1.47)
                                                   --------     --------      --------    --------       --------        --------
  Total Distributions.........................            -            -         (0.79)      (1.96)         (1.92)          (1.47)
                                                   --------     --------      --------    --------       --------        --------

NET ASSET VALUE, END OF PERIOD................     $   5.45     $   7.21      $   7.69    $  11.32       $  11.26        $  13.31
                                                   ========     ========      ========    ========       ========        ========

TOTAL RETURN..................................       (24.41%)     (6.24%)       (26.25%)     19.60%         (0.59%)(b)      27.85%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).............     $ 30,056     $ 40,766      $ 45,912    $ 75,587       $ 85,361        $ 98,083
Ratio of expenses to average net assets.......         1.37%        1.32%         1.22%       1.33%          1.43%(c)        1.48%
Ratio of net investment loss to average
  net assets..................................        (0.19%)      (0.17%)       (0.22%)     (0.28%)        (0.24%)(c)      (0.18%)
Ratio of expenses to average
  net assets (d)..............................         1.62%        1.57%         1.66%       1.62%          1.68%(c)        1.73%
Portfolio turnover............................           80%          68%           29%        104%           108%             95%

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b)  Not Annualized.

(c)  Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

Q.   HOW DID THE FUND PERFORM DURING THE 12 MONTH PERIOD ENDED MARCH 31, 2003?

A. The Fund delivered a -26.47% total return during the period. The Fund's benchmark, the Russell 2000 Index, posted a total return of -26.96%. Portfolio manager Brian Bythrow left the Special Equity Fund in February, 2003. Since then, the Fund has been managed by a team of investment specialists.

Q.   HOW DID SMALL-COMPANY STOCKS PERFORM DURING THE PERIOD?

A. Small-company stocks performed well early in the period as investors found these shares to be attractively valued. Value-oriented shares also performed well. Investors in the beginning of the period avoided large-cap and growth stocks due to weak earnings growth forecasts and high valuations.

     Valuations for small-cap and value stocks rose by the middle of the period. Meanwhile, prices on large-cap and growth stocks came down and corporate earnings continued to stabilize. As a result, small-cap and value stocks underperformed while large-cap and growth stocks rallied.

Q.   HOW WAS THE FUND MANAGED IN THAT ENVIRONMENT?

A. The Fund held a mix of growth- and value-oriented shares, and continued to hold a large cash position during the period. The Fund's short-term holdings approached 20% of total assets during the fall of 2002 and ended the period at approximately 14.5% of assets. We employed that strategy because we had difficulty finding attractively-valued stocks in the small-cap sector. That strategy helped per-formance amid continued stock market weakness.*

     The Fund's managers reduced the portfolio's micro-cap holdings during the period as such stocks had not performed as well as expected. Such stocks of very small companies tend to be less liquid than their larger peers. The Fund's average market cap rose with those sales, which helped performance.

     The Fund's managers found attractive opportunities among shares of discount retailers early in the period. Such stocks performed relatively well for a time due to high demand for low-priced goods and strong consumer spending. But as consumer spending and demand weakened later in the period, these stocks fell.

Q.   WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS?

A. We will strive to maintain the Fund's high cash allocation until we begin to see signs that stocks are trading on economic fundamentals rather than headline news. We will continue to steer away from micro-cap issues, favoring more small-cap stocks with relatively stable earnings growth prospects. We expect to find opportunities among oil and natural gas stocks. Though commodity prices are at historically high levels and may fall in the coming months, we believe oil stocks may hold up favorably as prices fall. Valuations in the natural gas market are attractive, and short supply is increasingly strained by large demand. This imbalance could result in higher profits for oil and gas companies.

1ST SOURCE MONOGRAM FUNDS

                               SPECIAL EQUITY FUND

             Russell 2000 Index   Special Equity Fund
             ------------------   -------------------
Mar-93             10000                 10000
Mar-94             11097                 11274
Mar-95             11709                 11522
Mar-96             15111                 15841
Mar-97             15883                 15504
Mar-98             22555                 19044
Mar-99             18889                 17034
Mar-00             25933                 25569
Mar-01             21958                 22411
Mar-02             25029                 28770
Mar-03             18280                 21155

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/03

                          1 YEAR      5 YEAR   10 YEAR
------------------------------------------------------
SPECIAL EQUITY FUND      -26.47%       2.13%    7.78%
------------------------------------------------------
RUSSELL 2000 INDEX       -26.96%      -4.12%    6.22%
------------------------------------------------------

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/93 to 3/03, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*The composition of the Fund's portfolio is subject to change.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                                MARCH 31,2003

COMMON STOCKS-77.1%

SECURITY DESCRIPTION                            SHARES    VALUE ($)
--------------------                            -------   ---------
COMMUNICATIONS - 9.8%
Ameritrade Holdings Corp.(b) ................    80,000     396,800
Audiovox Corp.(b) ...........................    17,600     130,416
Clearone Communications, Inc.(b) ............    60,000      85,200
Computer Network Technology Corp. (b) .......    40,000     275,200
Digital Generation Systems, Inc.(b) .........   150,000     381,000
E-LOAN, Inc.(b) .............................   100,000     257,000
Euniverse, Inc.(b) ..........................    60,000     305,400
Hypercom Corp.(b) ...........................    29,000     108,750
Internet Security Systems, Inc.(b) ..........    20,000     198,600
Net.Bank, Inc. ..............................    30,000     278,700
RF Micro Devices, Inc.(b) ...................    20,000     120,580
Salem Communications Corp., Class A (b)......    15,000     244,500
Secure Computing Corp.(b) ...................    30,000     110,400
UTStarcom, Inc.(b) ..........................    25,000     499,750
Visual Networks, Inc.(b) ....................   100,000     155,000
Watchguard Technolgies, Inc.(b) .............    25,000     150,000
Wavecom SA-ADR (b) ..........................    10,000      83,300
                                                          ---------
                                                          3,780,596
                                                          ---------
CONSUMER CYCLICAL - 8.5%
Alliance Atlantis Communications Corp.(b)....    30,000     247,500
Casey's General Stores, Inc. ................    20,000     238,000
Cash America International, Inc. ............    20,000     189,600
Famous Dave's of America, Inc.(b) ...........    60,000     265,200
Fred's, Inc. ................................     9,000     250,650
Furniture Brands International, Inc.(b) .....    13,000     254,280
Mobile Mini, Inc.(b) ........................    10,000     159,800
Monaco Coach Corp.(b) .......................    10,000     103,600
P.F. Chang's China Bistro, Inc.(b) ..........     8,000     296,000
Racing Champions Corp.(b) ...................    13,200     202,620
Six Flags, Inc.(b) ..........................    20,000     112,000
Sonic Automotive, Inc.(b) ...................    20,000     294,000
TBC Corporation (b) .........................    27,000     378,000
Tweeter Home Entertainment Group, Inc.(b) ...    60,000     286,200
                                                          ---------
                                                          3,277,450
                                                          ---------
CONSUMER NON-CYCLICAL - 6.5%
Caremark Rx, Inc.(b) ........................    25,000     453,750
Charles River Associates, Inc.(b) ...........     9,500     162,450
Cross Country, Inc.(b) ......................    10,000     115,000
Healthcare Services Group (b) ...............    30,000     355,650
Kendle International, Inc.(b) ...............    15,000      50,550
Mail-Well, Inc.(b) ..........................    50,000     101,500
Navigant Consulting, Inc.(b) ................    25,000     132,500
PRG-Schultz International, Inc (b) ..........    40,000     288,400
Right Management Consultants, Inc.(b) .......    18,000     233,820
SFBC International, Inc.(b) .................    20,000     308,600
Source Information Management Co.(b) ........    60,000     300,600
                                                          ---------
                                                          2,502,820
                                                          ---------
ENERGY - 5.1%
Hanover Compressor Co.(b) ...................    40,000     260,000
Key Energy Services, Inc.(b) ................    50,000     504,000
Penn Virginia Corp. .........................    13,000     499,200
Tidewater, Inc. .............................    15,000     430,800
Veritas DGC, Inc.(b) ........................    40,000     266,000
                                                          ---------
                                                          1,960,000
                                                          ---------
FINANCIAL - 13.8%
Affiliated Managers Group, Inc.(b) ..........     9,000     374,130
BankAtlantic Bancorp, Class B ...............    40,000     391,600
Doral Financial Corp. .......................    16,000     565,600
Fidelity National Corp. .....................    30,000     282,000
First State Bancorp .........................    20,000     427,800
FirstMerit Corp. ............................     9,600     177,024
Greater Bay Bancorp .........................    25,000     357,500
Meadowbrook Insurance Group, Inc.(b) ........   100,000     249,000
Nara Bankcorp, Inc. .........................    40,000     509,200
Northrim Bancorp, Inc. ......................    25,000     363,750
Oxford Financial Holdings (b) ...............    25,000     175,000
RLI Corp. ...................................     4,450     119,572
Scottish Annuity & Life Holdings ............    25,000     435,500
Trust Co. of New Jersey .....................    15,000     409,800
Vesta Insurance Group, Inc. .................    60,000     134,400
W.R. Berkley Corp. ..........................     9,000     385,650
                                                          ---------
                                                          5,357,526
                                                          ---------
HEALTH CARE - 13.8%
Able Laboratories, Inc.(b) ..................    40,000     566,000
Air Methods Corp.(b) ........................    60,000     362,400
America Service Group, Inc.(b) ..............    20,000     260,000
American Pharmaceutical Partners, Inc.(b) ...    15,000     287,250
Andrx Corp.(b) ..............................    10,000     118,100
Apria Healthcare Group, Inc.(b) .............    20,000     467,200
Bradley Pharmaceuticals, Inc.(b) ............    40,000     539,200
Bruker AXS, Inc.(b) .........................    80,000     107,200
Exactech, Inc.(b) ...........................    38,000     429,020
First Horizon Pharmaceutical Corp.(b) .......    50,000     126,500
HealthTronics Surgical Services, Inc.(b)         40,000     326,800
IMPATH, Inc.(b) .............................    20,000     270,000
NMT Medical, Inc.(b) ........................    50,000     160,000
Orthodontic Centers of America, Inc.(b)......    20,000     104,200
Osteotech, Inc.(b) ..........................    30,000     186,900
PacificHealth Laboratories, Inc.(b) .........    35,000      33,250

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                                MARCH 31,2003

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                    SHARES     VALUE ($)
--------------------                    -------   ----------
Paladin Labs, Inc.(b) ...............   100,000      292,900
SICOR, Inc.(b) ......................    20,000      334,000
Universal Health Services, Inc.(b) ..     9,000      366,930
                                                  ----------
                                                   5,337,850
                                                  ----------
INDUSTRIALS - 9.2%
Allied Defense Group, Inc.(b) .......    20,000      319,000
Bennett Evnironmental, Inc.(b) ......    50,000      389,000
BW Technologies Ltd.(b) .............    30,000      408,690
Engineered Support Systems, Inc. ....     4,000      156,600
Fuel-Tech N.V.(b) ...................    26,000       86,060
Osi Systems, Inc.(b) ................    25,000      395,250
Sanmina-SCI Corp.(b) ................    80,000      323,200
Stericycle, Inc.(b) .................    10,000      375,900
Stewart & Stevenson Services, Inc. ..    20,000      218,000
The Keith Cos., Inc.(b) .............    18,000      169,020
Titan Corp.(b) ......................    40,000      298,000
United Defense Industries, Inc.(b)...    20,000      432,800
                                                  ----------
                                                   3,571,520
                                                  ----------
TECHNOLOGY - 9.1%
Aspen Technology, Inc.(b) ...........    80,000      192,000
Ciber, Inc.(b) ......................    60,000      285,600
Datatec Systems, Inc.(b) ............   100,000      150,000
Dendrite International, Inc.(b) .....    40,000      340,000
Diodes, Inc.(b) .................. ..    30,000      315,000
Mad Catz Interactive, Inc.(b) .......   325,000      204,750
McDATA Corp.(b) .....................    50,000      435,500
Novell, Inc.(b) .....................    80,000      172,000
Nyfix, Inc.(b) ......................    40,000      148,400
Parametric Technology Corp.(b) ......    50,000      108,500
Quality Systems (b) .................    15,000      382,650
Quantum Corp.(b) ....................    60,000      216,600
Richardson Electronics ..............    35,000      290,185
Scansoft, Inc.(b) ...................    40,000      180,000
SimpleTech, Inc.(b) .................    40,000      100,000
                                                  ----------
                                                   3,521,185
                                                  ----------
UTILITIES - 1.3%
Alliant Energy Corp. ................    12,000      192,840
Southwest Water Co. .................    25,000      312,500
                                                  ----------
                                                     505,340
                                                  ----------
TOTAL COMMON STOCKS .................             29,814,287
                                                  ----------

CORPORATE BONDS - 2.9%

                                                         PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT ($)   VALUE ($)
--------------------                                     ----------   ---------
CONSUMER GOODS & SERVICES - 0.5%
Unilever Capital, 6.75%,
 11/1/03 .............................................     200,000      206,204
                                                                      ---------
FINANCIAL - 0.5%
Caterpillar Financial
 Services Corp.,6.09%, 3/1/04 ........................     200,000      208,631
                                                                      ---------
RETAIL - 1.4%
Nike, Inc., 6.375%, 12/1/03 ..........................     500,000      515,999
                                                                      ---------
UTILITIES - 0.5%
Baltimore Gas & Electric, 5.50%, 4/15/04 .............     176,000      183,214
                                                                      ---------
TOTAL CORPORATE BONDS ................................                1,114,048
                                                                      ---------

INVESTMENT COMPANIES - 19.5%

SECURITY DESCRIPTION                                  SHARES     VALUE ($)
--------------------                                 ---------   ----------
AMEX Technology Select Sector SPDR Fund ...........     50,700      725,010
Fifth Third Prime Money Market Fund ...............  4,449,024    4,449,024
I Shares Trust Russell 2000 .......................     16,650    1,198,800
iShares Russell 2000 Growth .......................     30,000    1,147,500
                                                                 ----------
TOTAL INVESTMENT COMPANIES ........................               7,520,334
                                                                 ----------
TOTAL INVESTMENTS (COST $40,184,679) (A)--99.5% ...              38,448,669
                                                                 ==========

Percentages indicated are based on net assets of $38,641,388.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $67,984. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ...............  $ 3,313,582
Unrealized depreciation ...............   (5,117,577)
                                         -----------
Net unrealized depreciation ........... ($ 1,803,995)
                                         ===========

(b) Represents non-income producing security.

ADR - American Depositary Receipt

Written covered call option open at March 31, 2003:

                                                                     Shares
                                            Expiration   Exercise    subject
              Description                      Date       Price      to call  Value($)
---------------------------------------     ----------   --------   --------  --------
Computer Network Technology Corp.......      4/19/03      10.00      40,000     2,000
                                                                                -----
Total (Premiums received $43,147)......                                         2,000
                                                                                =====

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31,2003

ASSETS:
Investments, at value (cost $40,184,679) ........................   $ 38,448,669
Interest and dividends receivable ...............................         37,607
Receivable for investments sold .................................        188,651
Prepaid expenses ................................................         11,162
                                                                    ------------
TOTAL ASSETS ....................................................     38,686,089

LIABILITIES:
Call options written, at value (premiums
   received $43,147) ....................................   2,000
Accrued expenses and other payables:
   Investment advisory ..................................  25,959
   Administration .......................................     855
   Other ................................................  15,887
                                                           ------
 TOTAL LIABILITIES ..............................................         44,701
                                                                    ------------

NET ASSETS ......................................................   $ 38,641,388
                                                                    ============

COMPOSITION OF NET ASSETS:
Capital .........................................................   $ 45,308,793
Undistributed net realized losses
 from investment and option transactions ........................     (4,972,541)
Unrealized depreciation from
 investments and options ........................................     (1,694,864)
                                                                    ------------

NET ASSETS ......................................................   $ 38,641,388
                                                                    ============

Shares Outstanding (par value $0.01,
 unlimited number of authorized shares) .........................      5,031,682
                                                                    ============
Net Asset Value and Redemption
 Price per share ................................................   $       7.68
                                                                    ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31,2003

INVESTMENT INCOME:
Interest ........................................................   $     54,987
Dividend ........................................................        184,043
                                                                    ------------
  TOTAL INVESTMENT INCOME: ......................................        239,030

EXPENSES:
  Investment advisory ..............................    $ 328,220
  Administration ...................................       82,056
  Distribution .....................................      102,569
  Accounting .......................................       20,987
  Custodian ........................................        8,336
  Transfer agent ...................................       25,708
  Trustee ..........................................        5,484
  Other ............................................       44,211
                                                        ---------
    Total expenses before fee reductions ........................        617,571
    Distribution fees voluntarily reduced .......................       (102,569)
                                                                    ------------
  NET EXPENSES ..................................................        515,002
                                                                    ------------
NET INVESTMENT LOSS .............................................       (275,972)
                                                                    ------------

NET REALIZED/UNREALIZED LOSSES
  FROM INVESTMENTS AND OPTIONS:
Realized losses from investment and option
  transactions ..................................................     (4,972,314)
Change in unrealized depreciation from
  investments and options .......................................     (7,641,564)
                                                                    ------------
Net realized/unrealized losses from
  investments and options .......................................    (12,613,878)
                                                                    ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................  ($ 12,889,850)
                                                                    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 FOR THE YEARS ENDED
                                                                                                       MARCH 31,
                                                                                            -----------------------------
                                                                                                 2003            2002
                                                                                            -------------   -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss ...................................................................   $   (275,972)   $   (185,549)
  Realized gains (losses) from investment and option transactions .......................     (4,972,314)      4,702,266
  Change in unrealized appreciation (depreciation) from investments and options .........     (7,641,564)      3,628,051
                                                                                            ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................    (12,889,850)      8,144,768
                                                                                            ------------    ------------

DISTRIBUTIONS:
  From net realized gains ...............................................................     (2,910,257)     (1,866,895)
                                                                                            ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .....................................     (2,910,257)     (1,866,895)
                                                                                            ------------    ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued ...........................................................     19,320,586      22,850,696
  Dividends reinvested ..................................................................      2,645,877       1,716,711
  Cost of shares redeemed ...............................................................    (12,412,919)     (9,762,908)
                                                                                            ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....................................      9,553,544      14,804,499
                                                                                            ------------    ------------

CHANGE IN NET ASSETS ....................................................................     (6,246,563)     21,082,372

NET ASSETS:
  Beginning of period ...................................................................     44,887,951      23,805,579
                                                                                            ------------    ------------
  End of period .........................................................................   $ 38,641,388    $ 44,887,951
                                                                                            ============    ============

SHARE TRANSACTIONS:
  Issued ................................................................................      2,084,026       2,181,811
  Reinvested ............................................................................        313,864         165,227
  Redeemed ..............................................................................     (1,356,323)       (931,123)
                                                                                            ------------    ------------
CHANGE IN SHARES ........................................................................      1,041,567       1,415,915
                                                                                            ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

 FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                    FOR THE
                                                                                                  NINE MONTHS      YEAR
                                                          FOR THE YEARS ENDED MARCH 31,              ENDED        ENDED
                                                  ---------------------------------------------     MARCH 31,    JUNE 30,
                                                    2003        2002        2001        2000        1999(a)        1998
                                                  ---------   ---------   ---------   ---------   ------------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $ 11.25     $  9.25     $ 13.78     $  9.18     $  9.63        $  9.59
                                                  -------     -------     -------     -------     -------        -------
INVESTMENT ACTIVITIES:
  Net investment income (loss) ................     (0.05)      (0.05)      (0.03)       0.00*       0.00*          0.00*
  Net realized and unrealized gains
   (losses) from investments ..................     (2.87)       2.63       (1.61)       4.60       (0.44)          0.17
                                                  -------     -------     -------     -------     -------        -------
  Total from investment activities ............     (2.92)       2.58       (1.64)       4.60       (0.44)          0.17
                                                  -------     -------     -------     -------     -------        -------

DISTRIBUTIONS
  Net investment income .......................         -           -           -       (0.00)*     (0.00)*        (0.00)*
  Tax return of capital .......................         -           -           -           -       (0.01)             -
  Net realized gains ..........................     (0.65)      (0.58)      (2.89)          -           -          (0.13)
                                                  -------     -------     -------     -------     -------        -------
  Total Distributions .........................     (0.65)      (0.58)      (2.89)      (0.00)*     (0.01)         (0.13)
                                                  -------     -------     -------     -------     -------        -------

NET ASSET VALUE, END OF PERIOD ................   $  7.68     $ 11.25     $  9.25     $ 13.78     $  9.18        $  9.63
                                                  =======     =======     =======     =======     =======        =======
TOTAL RETURN ..................................    (26.47%)     28.37%     (12.35%)     50.11%      (4.55%)(b)      1.86%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............   $38,641     $44,888     $23,806     $26,932     $30,946        $35,441

Ratio of expenses to average net assets .......      1.26%       1.24%       1.29%       1.25%       1.24%(c)       1.27%
Ratio of net investment income to
  average net assets ..........................     (0.67%)     (0.57%)     (0.34%)     (0.01%)      0.02%(c)       0.04%

Ratio of expenses to average
  net assets (d) ..............................      1.51%       1.49%       1.54%       1.50%       1.49%(c)       1.52%

Portfolio turnover ............................       140%        130%        167%        174%        248%           125%

* Less than $0.005 per share.

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b)  Not Annualized.

(c)  Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD FROM APRIL 1,2002 THROUGH MARCH 31,2003?

A. The Fund posted an average total return of 10.52% during the period. That compares to a 11.74% return for the Lehman Brothers Intermediate Government Credit Index, the Fund's benchmark.

Q.   WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE PERIOD?

A. Economic growth was fairly slow during the period, and the Fed responded by lowering short-term interest rates from 1.75% to 1.25%. Bonds benefited from the Fed's monetary policy and posted strong returns during the period, though the fixed-income market was relatively volatile. Many investors early in the period were concerned with weak conditions in the stock market and the economy, and shifted money into the fixed-income market. Bond prices rose as a result of that flight to quality. The yield on a ten-year Treasury fell during the period from 5.4% to 3.8%, while the yield on a five-year Treasury fell from 4.8% to 2.7%.

     Treasury bonds performed especially well during the first half of the period as investors remained concerned about credit quality in the corporate market. Agency and asset-backed issues, which offered attractive yields relative to Treasuries without much added risk, also performed well. However, investors' risk tolerance rose significantly late in the period as credit concerns ebbed and the stock market began to stabilize. Corporate bonds--including lower-rated investment grade corporate issues--benefited from that shift, and ended the period as the best-performing asset class. Spreads between corporate and Treasury issues narrowed dramatically during the period. Mortgage-backed issues underperformed as many homeowners refinanced loans at lower rates and prepaid their existing loans.

Q.   HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We positioned the Fund with a duration neutral to slightly shorter than its benchmark. That hurt performance somewhat as interest rates fell during the period. We also held a modest exposure to mortgage-backed bonds and an underweight position in corporate issues. Both strategies had slight negative effects on performance. The Fund's average credit quality during the period was AA, and we held a relatively small weighting in low-investment-grade issues.*

     Later in the period, we increased the Fund's corporate holdings slightly, though we still held an underweight relative to the benchmark. We also drastically cut the Fund's mortgage-backed holdings and increased agency and callable-agency issues. That move was too late to take full advantage of the market's shift away from mortgage-backed issues, but helped the Fund avoid losses from heavy refinancing.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We believe that the Fed is likely to adopt a neutral monetary policy in the coming months, and expect that the next Fed action will increase interest rates. With that in mind, we will position the Fund with a duration slightly shorter than its benchmark. Much of the market's health will depend upon investors' reaction to headlines from Iraq. A successful resolution likely would lead to at least a short-term rally in the equity markets, which would hurt performance in the bond market. We expect to position the Fund with an overweight in investments such as agency, corporate and asset-backed bonds. These investments offer a higher return than Treasury issues without increased interest-rate risk.

1ST SOURCE MONOGRAM FUNDS

                                   INCOME FUND

GROWTH OF A $10,000 INVESTMENT

[LINE GRAPH]

         Lehman Brothers Int. Govt./Credit Index   Income Fund

Mar-93                   10000                        10000
Mar-94                   10252                        10269
Mar-95                   10712                        10609
Mar-96                   11737                        11604
Mar-97                   12300                        12037
Mar-98                   13490                        13150
Mar-99                   14377                        13800
Mar-00                   14677                        13933
Mar-01                   16462                        15451
Mar-02                   17311                        16115
Mar-03                   19343                        17810

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/03

                                   1 YEAR     5 YEAR    10 YEAR
---------------------------------------------------------------
INCOME FUND                         10.52%     6.26%     5.94%
---------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX             11.74%     7.47%     6.82%
---------------------------------------------------------------

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/93 to 3/03, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*The composition of the portfolio is subject to change.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                        MARCH 31,2003

 ASSET BACKED SECURITIES-13.2%

                                           PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT ($)   VALUE ($)
--------------------                       ----------   ---------
Asset Securitization Corp.,
  7.32%, 1/13/30 .......................      403,246     433,530
Centex Home Equity,
  7.72%, 5/25/29 .......................    1,500,000   1,607,471
Citibank Credit Card
  Issuance Trust,
  Series 00-A1, Class A1,
  6.90%, 10/15/07 ......................    2,500,000   2,790,849
Discover Card Master Trust I,
  Series 01-6, Class A,
  5.75%, 12/15/08 ......................    2,050,000   2,247,927
MBNA Credit Card
  Master Note Trust,
  Series 2003-A1, Class A1,
  3.30%, 7/15/10 .......................    2,000,000   2,006,095
                                                        ---------
TOTAL ASSET BACKED SECURITIES                           9,085,872
                                                        ---------

CORPORATE BONDS - 31.0%

COMMUNICATIONS - 1.7%
Bell Telephone Co. Pennsylvania, 7.375%, 7/15/07 .....     500,000       575,725
Time Warner, Inc., 7.75%, 6/15/05 ....................     250,000       269,107
Verizon Global Funding Corp, 7.375%, 9/1/12 ..........     300,000       354,361
                                                                      ----------
                                                                       1,199,193
                                                                      ----------

COMPUTER & DATA PROCESSING SERVICES - 0.4%
First Data Corp., 4.70%, 11/1/06 .....................     250,000       264,053
                                                                      ----------

CONSUMER GOODS & SERVICES - 0.6%
Disney, 6.75%, 3/30/06 ...............................     350,000       385,714
                                                                      ----------

FINANCIAL SERVICES - 13.9%
Allstate Corp, 5.375%, 12/1/06 .......................     500,000       542,888
Bank One Corp., 6.00%, 8/1/08 ........................   1,000,000     1,116,226
Bear Stearns Co., 3.00%, 3/30/06 .....................     500,000       504,709
Bear Stearns Co., 7.80%, 8/15/07 .....................   1,500,000     1,770,059
CIT Group, Inc., 6.50%, 2/7/06 .......................     250,000       266,430
Commercial Credit Co., 10.00%, 12/1/08 ...............   1,300,000     1,693,555
Ford Motor Credit, 7.375%, 10/28/09 ..................     250,000       236,362
General Electric Capital Corp., 4.25%, 1/15/08 .......     500,000       517,890
General Motors Acceptance Corp., 6.125%, 8/28/07 .....     500,000       512,754
Household Finance Corp., 6.50%, 1/24/06 ..............     600,000       653,416
National City Bank of Pennsylvania, 7.25%, 10/21/11 ..   1,000,000     1,169,185
Wachovia Corp., 6.625%, 11/15/06 .....................     500,000       564,874
                                                                      ----------
                                                                       9,548,348
                                                                      ----------
FOOD & RELATED - 2.8%
Hershey Foods Corp, 6.95%, 3/1/07 ....................     200,000       226,407
Unilever Capital Corp., 6.875%, 11/1/05 ..............   1,500,000     1,676,771
                                                                      ----------
                                                                       1,903,178
                                                                      ----------
HEALTH CARE - 0.8%
Amgen Inc., 6.50%, 12/1/07 ...........................     500,000       561,908
                                                                      ----------

INDUSTRIAL GOODS & SERVICES - 2.0%
American Home Products, 7.90%, 2/15/05 ...............     750,000       826,694
American Home Products, 6.25%, 3/15/06 ...............     500,000       549,050
                                                                      ----------
                                                                       1,375,744
                                                                      ----------
MANUFACTURING-CAPITAL GOODS - 3.9%
Eaton Corp., 6.95%, 11/15/04 .........................   2,000,000     2,164,980
General Electric Co., 5.00%, 2/1/13 ..................     500,000       511,329
                                                                      ----------
                                                                       2,676,309
                                                                      ----------
MISC. CORPORATE - 2.1%
Targeted Return Index, 5.89%, 1/25/07 ................     916,000       982,676
Targeted Return Index, 6.96%, 1/15/12 ................     438,000       485,615
                                                                      ----------
                                                                       1,468,291
                                                                      ----------
OIL REFINING & MARKETING - 0.8%
Sunoco, Inc., 7.125%, 3/15/04 ........................     500,000       525,082
                                                                      ----------

RETAIL - 1.2%
CVS Corp., 5.625%, 3/15/06 ...........................     250,000       272,203
Target Corp., 5.50%, 4/1/07 ..........................     500,000       541,228
                                                                      ----------
                                                                         813,431
                                                                      ----------
UTILITIES - 0.8%
Indianapolis P&L, 7.375%, 8/1/07 .....................     500,000       568,473
                                                                      ----------

TOTAL CORPORATE BONDS                                                 21,289,724
                                                                      ----------

U. S. GOVERNMENT AGENCY SECURITIES - 33.9%

FANNIE MAE - 8.8%
4.90%, 6/13/07 ......................   1,000,000   1,071,112
5.50%, 7/18/12 ......................   2,750,000   2,872,123
5.50%, 11/1/16 ......................   1,052,813   1,093,836
6.00%, 4/25/28 ......................   1,000,000   1,046,152
                                                    ---------
                                                    6,083,223
                                                    ---------
FEDERAL HOME LOAN BANK - 6.2%
4.00%, 4/15/22 ......................   1,500,000   1,523,941
Series DX07, 5.375%, 2/15/07 ........   2,500,000   2,747,187
                                                    ---------
                                                    4,271,128
                                                    ---------
FREDDIE MAC 18.9%
2.60%, 10/28/05 .....................   1,000,000   1,006,554
4.50%, 7/23/07 ......................   3,750,000   3,882,086
4.00%, 9/12/07 ......................   1,000,000   1,042,034
3.50%, 2/13/08 ......................   1,600,000   1,627,669

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                        MARCH 31,2003

U.S. GOVERNMENT AGENCY, CONTINUED

                                       PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT ($)  VALUE ($)
--------------------                   ----------  ----------
4.75%, 10/11/12 .....................   2,000,000   2,015,814
6.50%, 9/1/15 .......................     298,519     317,892
6.00%, 2/15/27 ......................   1,000,000   1,035,281
6.50%, 10/15/27 .....................   2,000,000   2,074,549
                                                   ----------
                                                   13,001,879
                                                   ----------
TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES .............................  23,356,230
                                                   ----------

U.S. TREASURY NOTES - 15.5%

6.125%, 8/15/07 .....................   6,000,000   6,875,862
5.625%, 5/15/08 .....................   2,300,000   2,603,043
5.75%, 8/15/10 ......................   1,000,000   1,148,359
                                                   ----------
TOTAL U.S. TREASURY NOTES ...........              10,627,264
                                                   ----------

INVESTMENT COMPANIES - 5.4%

SECURITY DESCRIPTION                     SHARES    VALUE ($)
--------------------                   ----------  ---------
Fifth Third Prime
  Money Market Fund .................   3,705,234   3,705,234
                                                   ----------
TOTAL INVESTMENT COMPANIES ..........               3,705,234
                                                   ----------
TOTAL INVESTMENTS - 99.0%
  (COST $65,491,729) (a) ............              68,064,324
                                                   ==========

Percentages indicated are based on net assets of $68,754,277.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $555,031. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ............   $2,075,725
Unrealized depreciation ............      (58,161)
                                       ----------
Net unrealized appreciation ........   $2,017,564
                                       ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31,2003

ASSETS:
Investments, at value (cost $65,491,729) ..................................    $68,064,324
Cash ......................................................................              1
Interest receivable .......................................................        745,212
Prepaid expenses ..........................................................            414
                                                                               -----------
  TOTAL ASSETS ............................................................     68,809,951

LIABILITIES:
Accrued expenses and other payables:
   Investment advisory ..........................................   $31,854
   Administration ...............................................     1,501
   Other ........................................................    22,319
                                                                    -------
  TOTAL LIABILITIES .......................................................         55,674
                                                                               -----------

NET ASSETS ................................................................    $68,754,277
                                                                               ===========
COMPOSITION OF NET ASSETS:
Capital ...................................................................    $68,050,936
Undistributed net investment income .......................................         44,964
Undistributed net realized losses from investment transactions ............     (1,914,218)
Unrealized appreciation from investments ..................................      2,572,595
                                                                               -----------

NET ASSETS ................................................................    $68,754,277
                                                                               ===========

Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) ..................................      6,596,808
                                                                               ===========

Net Asset Value and Redemption Price per share ............................         $10.42
                                                                               ===========

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31,2003

INVESTMENT INCOME:
Interest ..................................................................     $3,093,275
Dividend ..................................................................         22,882
                                                                                ----------
  TOTAL INVESTMENT INCOME: ................................................      3,116,157

EXPENSES:
  Investment advisory .........................................    $352,305
  Administration ..............................................     128,112
  Distribution ................................................     160,138
  Accounting ..................................................      27,636
  Custodian ...................................................       7,376
  Transfer agent ..............................................      20,987
  Trustee .....................................................       8,593
  Other .......................................................      47,395
                                                                   --------
   Total expenses before fee reductions ...................................        752,542
   Distribution fees voluntarily reduced ..................................       (160,138)
                                                                                ----------
   NET EXPENSES ...........................................................        592,404
                                                                                ----------
NET INVESTMENT INCOME .....................................................      2,523,753
                                                                                ----------

NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Realized gains from investment transactions ...............................      1,276,958
Change in unrealized appreciation from investments ........................      2,470,041
                                                                                ----------
Net realized/unrealized gains from investments ............................      3,746,999
                                                                                ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ............................     $6,270,752
                                                                                ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEARS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2003             2002
                                                                         ------------     -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ..............................................    $ 2,523,753     $ 2,416,392
  Realized gains from investment transactions ........................      1,276,958         281,070
  Change in unrealized appreciation (depreciation) from investments ..      2,470,041        (361,630)
                                                                          -----------     -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .......................      6,270,752       2,335,832
                                                                          -----------     -----------

DISTRIBUTIONS:
  From net investment income .........................................     (2,997,773)     (2,837,746)
                                                                          -----------     -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ..................     (2,997,773)     (2,837,746)
                                                                          -----------     -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ........................................     27,690,863      15,782,410
  Dividends reinvested ...............................................      2,872,795       2,792,852
  Cost of shares redeemed ............................................    (22,981,571)    (13,429,135)
                                                                          -----------     -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .................      7,582,087       5,146,127
                                                                          -----------     -----------
CHANGE IN NET ASSETS .................................................     10,855,066       4,644,213

NET ASSETS:
  Beginning of period ................................................     57,899,211      53,254,998
                                                                          -----------     -----------
  End of period ......................................................    $68,754,277     $57,899,211
                                                                          ===========     ===========

SHARE TRANSACTIONS:
  Issued .............................................................      2,693,618       1,569,656
  Reinvested .........................................................        279,927         278,461
  Redeemed ...........................................................     (2,234,857)     (1,333,233)
                                                                          -----------     -----------
CHANGE IN SHARES .....................................................        738,688         514,884
                                                                          ===========     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                           FOR THE
                                                                                                         NINE MONTHS        YEAR
                                                               FOR THE YEARS ENDED MARCH 31,                ENDED           ENDED
                                                      -----------------------------------------------     MARCH 31,       JUNE 30,
                                                        2003         2002         2001         2000        1999(a)          1998
                                                      --------     --------     --------     --------    -----------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $   9.88     $   9.97     $   9.52     $   9.99     $  10.34        $  10.13
                                                      --------     --------     --------     --------     --------        --------
INVESTMENT ACTIVITIES:
  Net investment income...........................        0.41         0.44         0.56         0.55         0.41            0.60
  Net realized and unrealized gains
  (losses) from investments ......................        0.61        (0.02)        0.44        (0.46)       (0.10)           0.21
                                                      --------     --------     --------     --------     --------        --------
  Total from investment activities ...............        1.02         0.42         1.00         0.09         0.31            0.81
                                                      --------     --------     --------     --------     --------        --------

DISTRIBUTIONS:

  Net investment income...........................       (0.48)       (0.51)       (0.55)       (0.56)       (0.41)          (0.60)
  Net realized gains .............................           -            -            -            -        (0.25)              -
                                                      --------     --------     --------     --------     --------        --------
  Total Distributions ............................       (0.48)       (0.51)       (0.55)       (0.56)       (0.66)          (0.60)
                                                      --------     --------     --------     --------     --------        --------

NET ASSET VALUE, END OF PERIOD ...................    $  10.42     $   9.88     $   9.97     $   9.52     $   9.99        $  10.34
                                                      ========     ========     ========     ========     ========        ========

TOTAL RETURN .....................................       10.52%        4.29%       10.90%        0.96%        3.00%(b)        8.24%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ................    $ 68,754     $ 57,899     $ 53,255     $ 57,311     $ 67,251        $ 65,975
Ratio of expenses to average net assets ..........        0.92%        0.92%        0.94%        0.90%        0.92%(c)        0.92%
Ratio of net investment income to
  average net assets .............................        3.94%        4.35%        5.75%        5.69%        5.23%(c)        5.90%
Ratio of expenses to average net assets (d) ......        1.17%        1.17%        1.19%        1.15%        1.17%(c)        1.17%
Portfolio turnover ...............................          96%         113%         153%          67%         301%            208%

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b) Not Annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                  MARCH 31,2003

1.       ORGANIZATION:

         The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund"), and 1st Source Monogram Income Fund ("Income Fund"), (collectively, the "Funds" and individually, a "Fund") are series within the Group. Financial statements for all other series of the Group are published separately.

2.       SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

         The Funds may enter into repurchase agreements with a bank or broker-dealers which the Adviser deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

WRITTEN OPTIONS:

         The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

         The following is a summary of option activity for the year ended March 31, 2003, for the Special Equity Fund:

                                                         NUMBER OF     PREMIUMS
COVERED CALL OPTIONS                                     CONTRACTS     RECEIVED
--------------------                                     ---------    ----------
Options outstanding as of March 31, 2002 ..........        89,000     $  268,660
Options written ...................................       222,100        445,250
Options expired ...................................      (215,100)      (504,745)
Options closed ....................................       (56,000)      (166,018)
                                                         --------     ----------
Options outstanding as of March 31, 2003 ..........        40,000     $   43,147
                                                         ========     ==========

SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

EXPENSES:

         Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated pro-portionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income, if any, are declared and distributed monthly for all of the Funds, except the Special Equity Fund. Dividends for the Special Equity Fund are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

         The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

         Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.       RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

         The Funds and 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

NAME                                        FEE RATE
----                                        --------
Income Equity Fund ......................     0.80%
Diversified Equity Fund .................     0.99
Special Equity Fund .....................     0.80
Income Fund .............................     0.55

                                   Continued

1ST SOURCE MONOGRAM FUNDS

ADMINISTRATION:

         The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

DISTRIBUTION:

         The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2003, the distribution fees were voluntarily waived to limit total fund operating expenses.

ADMINISTRATIVE SERVICES PLAN:

         The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisor, its correspondent and affiliated banks, and the Distributor, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of each Fund. As of the date of this report, the Group with respect to the Funds has entered into no such servicing agreements.

4.       PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of investment securities, excluding short-term securities, for the year ended March 31, 2003, totaled:

                                              PURCHASES         SALES
                                              ---------         -----
Income Equity Fund ......................    $ 18,751,949   $  8,606,966
Diversified Equity Fund .................      24,892,567     23,531,980
Special Equity Fund .....................      56,632,743     49,606,181
Income Fund .............................      65,231,738     58,999,417

                                   Continued

1ST SOURCE MONOGRAM FUNDS

5.       FEDERAL INCOME TAX INFORMATION:

The tax character of distributions paid during the fiscal year ended March 31, 2003 was as follows:

                        DISTRIBUTIONS PAID FROM
                      ---------------------------
                        ORDINARY    NET LONG TERM  TOTAL TAXABLE  TAX RETURN OF   TOTAL DISTRIBUTION
                         INCOME     CAPITAL GAINS  DISTRIBUTIONS     CAPITAL             PAID
                      -----------   -------------  -------------  -------------   ------------------
Income Equity         $   987,809     $ 438,367     $ 1,426,176     $ 13,029         $ 1,439,205
Special Equity          2,046,937       863,320       2,910,257            -           2,910,257
Income Fund             2,997,773          -          2,997,773            -           2,997,773

As of March 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                      UNDISTRIBUTED  UNDISTRIBUTED LONG                  ACCUMULATED      UNREALIZED
                        ORDINARY        TERM CAPITAL     ACCUMULATED  CAPITAL AND OTHER  APPRECIATION/      TOTAL ACCUMULATED
                         INCOME            GAINS           EARNINGS        LOSSES        (DEPRECIATION)(1)  EARNINGS/(DEFICIT)
                      -------------  ------------------  -----------  -----------------  -----------------  ------------------
Income Equity           $      -           $    -         $      -      $    (350,697)     $ (4,490,428)       $ (4,841,125)
Diversified Equity             -                -                -        (11,695,972)       (3,333,827)        (15,029,799)
Special Equity                 -                -                -         (4,904,557)       (1,803,995)         (6,708,552)
Income Fund               44,964                -           44,964         (1,359,187)        2,017,564             703,341

1. The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of March 31, 2003, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                                       AMOUNT           EXPIRES
                                                       ------           -------
Income Equity .................................     $   279,315           2011
Diversified Equity ............................       4,920,122           2010
                                                      5,811,129           2011
Special Equity ................................       3,319,196           2011
Income Fund ...................................         422,593           2008
                                                        936,593           2009

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2003, the Funds deferred to April 1, 2003 post October capital losses of:

                                   CAPITAL LOSSES
                                   --------------
Income Equity ..................    $    71,382
Diversified Equity .............        964,721
Special Equity .................      1,585,361

During the fiscal year ended March 31, 2003, the Funds declared long-term realized gain distributions in the following amounts:

                                   20% CAPITAL GAINS
                                   -----------------
Income Equity ..................       $ 438,367
Special Equity .................         863,320

For the fiscal year ended March 31, 2003, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders (unaudited).

                                   DISTRIBUTIONS RECEIVED DEDUCTION
                                   --------------------------------
Income Equity ..................                 100%
Special Equity .................                   5%

1ST SOURCE MONOGRAM FUNDS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of
1st Source Monogram Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund (four separate portfolios constituting 1st Source Monogram Funds, here after referred to as the "Funds") at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
May 15, 2003

1ST SOURCE MONOGRAM FUNDS

                                    TRUSTEES
                                  MARCH 31,2003

INTERESTED TRUSTEES

                                                   TERM OF                 PRINCIPAL            NUMBER OF FUNDS         OTHER
                             POSITIONS (S)        OFFICE AND             OCCUPATION (S)         IN FUND COMPLEX     DIRECTORSHIPS
   NAME, ADDRESS               HELD WITH          LENGTH OF             DURING PAST FIVE          OVERSEEN BY          HELD BY
        AGE                    THE FUNDS         TIME SERVED                 YEARS                  TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Walter B. Grimm              President and  President and Trustee  From June 1992 to present,         16              American
3435 Stelzer Road               Trustee          since 1996.         employee of BISYS Fund                       Performance Funds
Columbus, Ohio 43219                                                       Services.
Age: 57

R. Jeffrey Young             Chairman and    Chairman and Trustee    From 1993 to present,            16                 N/A
3435 Stelzer Road              Trustee           since 1999.        employee of BISYS Fund
Columbus, Ohio 43219                                                       Service.
Age: 38

INDEPENDENT TRUSTEES

                                                 TERM OF                PRINCIPAL              NUMBER OF FUNDS        OTHER
                             POSITIONS (S)     OFFICE AND            OCCUPATION (S)            IN FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS               HELD WITH        LENGTH OF           DURING PAST FIVE             OVERSEEN BY         HELD BY
        AGE                    THE FUNDS       TIME SERVED                YEARS                    TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark                Trustee        Since 1992.              Retired.                     16                N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 67

Michael M. Van Buskirk          Trustee        Since 1992.     From June 1991 to present,            16           BISYS Variable
3435 Stelzer Road                                               employee of and currently                         Insurance Funds
Columbus, Ohio 43219                                              President of The Ohio
Age: 55                                                              Bankers' League
                                                                   (trade association)

John H. Ferring IV              Trustee        Since 1998.        From 1979 to present,              16                N/A
3435 Stelzer Road                                                President and Owner of
Columbus, Ohio 43219                                         Plaze, Incorporated, St. Clair,
Age: 50                                                            Missouri (packaging
                                                                     manufacturer).

[1ST SOURCE MONOGRAM FUNDS(TM) LOGO]

INVESTMENT ADVISOR
1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.

5/03